FIRST AMENDMENT TO THE
                            NOTE, WARRANT AND OPTION

     THIS FIRST AMENDMENT TO THE NOTE, WARRANT AND OPTION (this "Amendment") is entered into on July 25, 2005 to be effective as of June 30, 2005, by and between New Century Energy Corp., a Colorado corporation ("NCEC") and Laurus Master Fund, Ltd. ("Laurus").


                                   BACKGROUND

     NCEC and Laurus are parties to a Securities Purchase Agreement dated as of June 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement") pursuant to which, among other things, Laurus purchased from NCEC, and NCEC sold to Laurus, a Secured Convertible Term
Note in the original principal amount of Fifteen Million Dollars ($15,000,000) (as amended, restated, supplemented or otherwise modified from time to time, the "Note").

     NCEC issued to Laurus (a) a Common Stock Purchase Warrant dated June 30, 2005 (as amended, modified or supplemented from time to time, the "Warrant") to purchase up to 7,258,065 shares of NCEC's Common Stock (subject to adjustment as set forth therein) in connection with the Laurus' purchase of the Note and (b) an Option dated June 30, 2005 (as amended, modified or supplemented from time to time, the "Option" together with the Note and the Warrant, each a "Security" and collectively, the "Securities") to purchase up to 10,222,784 shares of NCEC's Common Stock (subject to adjustment as set forth therein) in connection with Laurus' purchase of the Note;

     The parties wish to amend the Securities on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Definitions.  All  capitalized terms not otherwise defined herein shall
         -----------
have the meanings given to them in the Purchase Agreement.

     2.  Amendment  to Note. Subject to satisfaction of the conditions precedent
         ------------------
set forth in Section 5 below, Section 3.2 of the Note is hereby amended and restated in its entirety to provide as follow:

               "3.2  Conversion  Limitation.  Notwithstanding anything contained
                     ----------------------
          herein to the contrary, the Holder shall not be entitled to convert pursuant to the terms of this Note an amount that would be convertible into that number of Conversion Shares which would exceed the difference between (i) 9.99% of the outstanding shares of Common Stock and (ii) the number of shares of Common Stock beneficially owned by the Holder. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. The Conversion Shares limitation described in this Section 3.2 shall automatically become null and void following notice to any Company upon the occurrence and during the continuance of an Event of Default, or upon 75 days prior notice to the Parent. Notwithstanding anything contained herein to the contrary, the provisions of this Section 3.2 are irrevocable and may not be waived by the Holder or any Company."

     3.  Amendment  to  the  Warrant.  Subject to satisfaction of the conditions
         ---------------------------
precedent set forth in Section 5 below, Section 10 of the Warrant is hereby amended and restated in its entirety to provide as follows:

               "10.  Maximum Exercise. Notwithstanding anything contained herein
                     ----------------
          to the contrary, the Holder shall not be entitled to exercise this Warrant in connection with that number of shares of Common Stock which would exceed the difference between (i) 9.99% of the issued and outstanding shares of Common Stock and (ii) the number of shares of Common Stock beneficially owned by the Holder. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. The limitation described in the first sentence of this Section 10 shall automatically become null and void following notice to the Company upon the occurrence and during the continuance of an Event of Default under and as defined in the Note made by the Company to the Holder dated the date hereof (as amended, modified or supplemented from time to time, the "Note"), or upon 75 days prior notice to the Company."

     4.  Amendment  to  the  Option.  Subject  to satisfaction of the conditions
         --------------------------
precedent set forth in Section 5 below, the Option is hereby amended as follows:

          (a) The first paragraph of the Option is hereby amended and restated in its entirety to provide as follows:

               "NEW CENTURY ENERGY CORP., a corporation organized under the laws of the State of Colorado (the "Company"), hereby certifies that, for value received, LAURUS MASTER FUND, LTD., or assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein) from and after the Issue Date of this Option and at any time or from time to time, up to 10,222,784 fully paid and nonassessable shares of Common Stock (as hereinafter defined), $0.001 par value per share, at the Exercise Price (as defined below). The number and character of such shares of Common Stock are subject to adjustment as provided herein."

          (b) The definition of Exercise Price in the Option is amended and restated in its entirety to provide as follows:

                    "(c) "Exercise Price" means $.001 per share."

          (c) Section 1.1 of the Option is hereby amended and restated in its entirety to provide as follows:

               "1.1  Number of Shares Issuable upon Exercise. From and after the
                     ---------------------------------------
          date hereof, the Holder shall be entitled to receive, upon exercise of this Option in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the "Exercise Notice"), shares of Common Stock of the Company, subject to adjustment pursuant to Section 4. The Holder may not sell any shares of the Common Stock delivered to the Holder upon exercise of this Option until (a) the payment in full of all of the obligations and liabilities of the Company to the Holder under the Purchase Agreement and the Note (as defined in the Purchase Agreement) have been paid in full and (b) the exercise of the Warrant (as defined in the Purchase Agreement) by the Holder; provided; however, the Holder
                                                   -----------------
           may sell all or any portion of the Common Stock delivered to the Holder upon exercise of this Option following the occurrence and during the continuance of an Event of Default."

          (d) Section 10 of the Option is hereby amended and restated in its entirety to provide as follows:

               "10.  Maximum Exercise. Notwithstanding anything contained herein
                     ----------------
          to the contrary, the Holder shall not be entitled to exercise this Option in connection with that number of shares of Common Stock which would exceed the difference between (i) 9.99% of the issued and outstanding shares of Common Stock and (ii) the number of shares of Common Stock beneficially owned by the Holder. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. The limitation described in the first sentence of this Section 10 shall automatically become null and void following notice to the Company upon the occurrence and during the continuance of an Event of Default under and as defined in the Note made by the Company to the Holder dated the date hereof (as amended, modified or supplemented from time to time, the "Note"), or upon 75 days prior notice to the Company."

          (e) Exhibit A to the Option is replaced in its entirety with Exhibit A
              ---------
     attached hereto.

     5.  Conditions of Effectiveness. This Amendment shall become effective upon
         ---------------------------
receipt by Laurus of a copy of this Amendment duly executed by NCEC and consented and agreed to by the guarantor, Century Resources, Inc. ("CRI" together with NCEC, each a "Company" and collectively, "Companies").

     6.  Representations  and  Warranties.  Each  Company  hereby represents and
         --------------------------------
warrants as follows:

          (a) This Amendment and the Securities, as amended hereby, constitute legal, valid and binding obligations of NCEC and are enforceable against NCEC in accordance with their respective terms.

          (b) Upon the effectiveness of this Amendment, NCEC hereby reaffirms all covenants, representations and warranties made in the Purchase Agreement and the Securities, as applicable, to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          (c) No Event of Default has occurred and is continuing or would exist after giving effect to this Amendment.

          (d) No Company has any defense, counterclaim or offset with respect to the Purchase Agreement, the Securities or any other Related Agreement to which it is a party.

     7.  Effect on the Securities.
         --------------------------

          (a) Upon the effectiveness of Sections 2, 3 and 4 hereof, each reference in the Securities, the Purchase Agreement and any other Related
     Agreement to "Note," "Warrant," "Option," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to such Security, as amended hereby.

          (b) Except as specifically amended herein, each Security, the Purchase Agreement and the other Related Agreements shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Laurus, nor constitute a waiver of any provision of the Securities, the Purchase
     Agreement or any other Related Agreement or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     8.  Governing  Law.  This  Amendment shall be binding upon and inure to the
         --------------
benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     9.  Headings.  Section  headings  in this Amendment are included herein for
         --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     10.  Counterparts; Facsimile. This Amendment may be executed by the parties
          -----------------------
hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                           [Signature Pages to Follow]

     IN WITNESS WHEREOF, this First Amendment to the Note, Warrant and Option has been duly executed as of the day and year first written above.

                                 NEW CENTURY ENERGY CORP.

                                 By: /s/ Edward R. DeStefano
                                   --------------------------
                                   Name: Edward R. DeStefano
                                   Title: President

                                 LAURUS MASTER FUND, LTD.

                                 By: /s/ Eugene Grin
                                   --------------------------
                                   Name:
                                   Title:

                                 CONSENTED AND AGREED TO:

                                 CENTURY RESOURCES, INC.

                                 By: /s/ Edward R. DeStefano
                                   --------------------------
                                   Name: Edward R. DeStefano
                                   Title: President

                                    EXHIBIT A

                              FORM OF SUBSCRIPTION
                    (To Be Signed Only On Exercise Of Option)

TO:  New Century Energy Corp.
     5851 San Felipe, Suite 775
     Houston, Texas 77057
     Attention:  Chief Financial Officer

     The  undersigned,  pursuant  to  the  provisions  set forth in the attached
Option  (No.  L-1),  hereby  irrevocably elects to purchase             shares
                                                           -------------
of the Common Stock covered by such Option.

     The  undersigned  herewith makes payment of the Exercise Price provided for
in  such  Option,  which is $             in lawful money of the United States.
                             -------------

     The undersigned requests that the certificates for such shares be issued in
the name of, and delivered                                 to whose address is
                          --------------------------------

-------------------------------------------------------------.

     The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Option shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.

Dated:
      --------------------------------   --------------------------------------
                                        (Signature  must  conform  to  name  of
                                        holder as specified on the face of the Option)

                                        Address:
                                                --------------------------------

                                                --------------------------------

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